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                                                                   Exhibit 10.32

                                  PUT AGREEMENT

         THIS AGREEMENT, dated as of December 30, 1997, by and between SEPRACOR INC., a Delaware corporation ("Sepracor"), to FLEET NATIONAL BANK (the "Bank").

         WHEREAS, Versicor, Inc., a Delaware corporation (the "Company"), and the Bank have entered into a Revolving Credit, Term Loan and Security Agreement dated as of December 31, 1996 as amended by the First Amendment Agreement dated as of the date hereof (as further amended, supplemented or restated from time to time, the "Credit Agreement") pursuant to which the Bank has agreed, subject to the terms and conditions set forth therein, to make a term loan to the Company (the "Term Loan"), such Term Loan to be evidenced by the Company's Term Notes, each payable to the order of the Bank (the "Notes"); and

         WHEREAS, Sepracor holds in excess of 19% of the outstanding capital stock of the Company on a fully diluted basis and the making of the Term Loan will therefore be beneficial to Sepracor; and

         WHEREAS, the Bank has agreed to accept this Agreement from Sepracor in substitution for the Guaranty Agreement (Sepracor/Versicor) dated as of December 31, 1996 previously delivered by Sepracor to the Bank; and

         WHEREAS, the obligation of the Bank to make the Term Loan is subject to the condition, among others, that Sepracor shall execute and deliver this Put Agreement;

         NOW, THEREFORE, in consideration of the willingness of the Bank to make the Term Loan to the Company, and for other good and valuable consideration, receipt of which is hereby acknowledged by Sepracor, Sepracor hereby agrees as follows:

         1. Put Right. The Bank shall have the right at any time after an Event of Default (as each such term is defined in the Credit Agreement) has occurred to require Sepracor to purchase up to $2,000,000 in principal amount of the Term Loan (the "Put Right") on the terms and subject to the provisions of this Section; provided, that so long as no Event of Default has occurred, the Put Right shall terminate and Sepracor shall not be obligated to purchase any portion of the Term Loan (i) at such time as the outstanding amount of the Term Loan (including principal, accrued interest and premium, if any) shall no longer exceed $4,000,000 or (ii) upon the closing by the Company of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of the Company's common stock for the account of the Company in which the aggregate net cash proceeds (after deduction of any underwriting discounts, commissions or expenses) received by the Company from such public offering shall exceed $25,000,000. The Put Right may be exercised by the Bank delivery of written notice (the "Put Notice") to Sepracor not less than ten (10) days prior to the proposed date of purchase and sale (the "Settlement Date"). The Put Notice shall state the proposed Settlement Date, the amount of the Term Loan to be transferred, and the Put Purchase Price (as defined below) as well as provide wire instructions for payment



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of the Put Purchase Price. The purchase price (the "Put Purchase Price") shall be an amount equal to the sum of (i) the principal amount of the Term Loan proposed to be transferred in the Put Notice, (ii) the amount of any accrued interest and premium, if any, related to such principal amount and (iii) any reasonable costs of the Bank related to the exercise of the Put Right (including reasonable attorneys' fees and disbursements). On the Settlement Date, Sepracor will pay the Put Purchase Price to the Bank in immediately available funds and the Bank shall deliver a Term Note of the Company, in the original principal amount of $2,000,000, endorsed to Sepracor, without recourse. Upon the termination of the Amended and Restated Revolving Credit and Security Agreement dated as of December 31, 1996 between Sepracor and the Bank or any successor agreement, prior to the termination by the Bank of this Agreement, Sepracor shall provide the Bank with cash collateral or other collateral in the form of securities reasonably acceptable to the Bank in an amount not less than the amount of the Put Purchase Price on the date of the termination of such agreement.

         2. Transfer of Security Interest. Upon consummation of the sale contemplated by the Put Right and provided that the Bank has received with respect to the Term Loan irrevocable and indefeasible payment in cash in full and all obligation under the Credit Agreement have been discharged in full, the Bank shall exercise reasonable efforts to cause the assignment to Sepracor of its security interest and all UCC-1 financing statements filed by the Bank against the Company; provided that the Bank shall not assign any security interest granted pursuant to the Control and Security Agreement. Sepracor expressly and knowingly acknowledges that the Bank has made no representations or warranties to Sepracor as to the filing or locations for filing of any financing statements or as to the perfection or enforceability of any security interest. The Bank shall be under no obligation to Sepracor as to the maintenance and enforceability of any security interest against the Company prior to any transfer of a security interest contemplated by this Section 2 and without the consent of Sepracor, may release any such security interest at its sole discretion.

         3. Waiver of Demands, Notices, Diligence, etc. Sepracor hereby assents to all of the terms and conditions of the Term Loan and waives: (a) demand for the payment of the principal of the Term Loan or of any claim for interest or any part of any thereof (other than the Put Right provided for in Section 1 hereof); (b) notice of the occurrence of a default or an event of default under the Term Loan; (c) protest of the nonpayment of the principal of the Term Loan or of any claim for interest or any part thereof; (d) notice of presentment, demand and protest; (e) notice of acceptance of any guaranty herein provided for or of the terms and provisions thereof or hereof by the Bank; (f) notice of any indulgences or extensions granted to the Company or any successor to the Company or any person or party which shall have assumed the obligations of the Company; (g) any requirement of diligence or promptness on the part of the Bank in the enforcement of any of its rights under the provisions of the Term Loan or this Agreement; (h) any enforcement of the Term Loan; (i) any right which Sepracor might have to require the Bank to proceed against any guarantor of the Term Loan or to realize on any collateral security therefor; and (j) any and all notices of every kind and description which may be required to be given by any statute or rule of law in any jurisdiction. The waivers set forth in this
Section 3 shall be effective notwithstanding the fact that the Company ceases to exist by reason of its liquidation, merger, consolidation or otherwise. Notwithstanding anything to the contrary contained herein, the Bank shall not without the prior written consent of Sepracor, release any


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collateral securing the Term Loan or any obligations of Versicor under the Term
Notes.

         4. Obligations of Sepracor Unconditional. The obligations of Sepracor under this Agreement shall be unconditional, irrespective of the validity, regularity or enforceability of the Term Loan, and shall not be affected by any action taken under the Term Loan in the exercise of any right or remedy therein conferred, or by any failure or omission on the part of the Bank to enforce any right given thereunder or hereunder or any remedy conferred thereby or hereby, or by any waiver of any term, covenant, agreement or condition of the Term Loan or this Agreement, or by any release of any security or any guaranty at any time existing for the benefit of the Term Loan, or by the merger or consolidation of the Company, or by sale, lease or transfer by the Company to any person of any or all of its properties, or by any action of the Bank granting indulgence or extension to, or waiving or acquiescing in any default by, the Company or any successor to the Company or any person or party which shall have assumed its obligations, or by reason of any disability or other defense of the Company or any successor to the Company, or by any modification, alteration, or by any circumstance whatsoever (with or without notice to or knowledge of Sepracor) which may or might in any manner or to any extent vary the risk of Sepracor hereunder, it being the purpose and intent of Sepracor that the obligations of Sepracor hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment or performance as herein provided, and then only to the extent of such payment or performance. Notwithstanding anything to the contrary contained herein, the Bank shall not without the prior written consent of Sepracor, release any collateral securing the Term Loan or any obligations of Versicor under the Term Notes.

         5. Subordination of Claims of Sepracor. Any claims against the Company to which Sepracor may be or become entitled (including, without limitation, claims pursuant to any Term Note transferred hereunder pursuant to the Put Right, claims by subrogation or otherwise by reason of any payment or performance by Sepracor in satisfaction and discharge, in whole or in part, of its obligations under this Agreement) shall be and hereby are made subject and subordinate to the prior irrevocable and indefeasible payment or performance in full of the Term Loan (including principal, interest and premium, if any).

         6. Reinstatement. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any amount received by the Bank in respect of the Term Loan is rescinded or must otherwise be restored or returned by the Bank upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or Sepracor or upon the appointment of an intervenor or conservator of, or trustee or similar official for, the Company or Sepracor or any substantial part of any of their respective properties, or otherwise, all as though said payments had not been made.

         7. Notices. Except as otherwise provided herein, all notices to Sepracor or the Bank shall be in writing and shall be deemed to have been sufficiently given or served for all purposes hereof if personally delivered or mailed by first class mail, postage prepaid, as follows:


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                  (a)      if to Sepracor:

                           Sepracor Inc.
                           111 Locke Drive
                           Marlborough, Massachusetts  01752
                           Attention:  Robert F. Scumaci
                                            Senior Vice President

                           with a copy to:

                           John D. Sigel, Esquire
                           Hale & Dorr
                           60 State Street
                           Boston, Massachusetts 02109

                  (b)      if to the Bank:

                           Fleet National Bank
                           75 State Street
                           Boston, Massachusetts  02106
                           Attention:  Kimberly A. Martone
                                            Vice President

                           with a copy to:

                           George Ticknor, Esquire
                           Palmer & Dodge
                           One Beacon Street
                           Boston, Massachusetts  02108

or at such other address as the party to whom such notice or demand is directed may have designated in writing to the other party hereto. A notice shall be deemed to have been given upon the earlier to occur of (i) three (3) days after the date on which it is deposited in the U.S. mails or (ii) receipt by the party to whom such notice is directed.

         8. Miscellaneous. This Agreement shall inure to the benefit of and be binding upon the Bank and Sepracor and their respective successors and assigns, and the term "Bank" shall be deemed to include any other holder or holders of any of the Term Loan. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Sepracor agrees, as principal obligor and not as guarantor, to pay to the Bank forthwith upon demand in funds immediately available to the Bank, all reasonable costs and expenses (including court costs and reasonable attorneys' fees and disbursements) incurred or expended by the Bank in connection with the enforcement of this Agreement. Terms used herein but not defined herein shall have the meanings assigned to them in the Credit Agreement.


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         9.       Governing Law; Jurisdiction; Waiver of Jury Trial. This
Agreement, including the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts. Sepracor, to the extent that it may lawfully do so, hereby consents to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations hereunder or with respect to the transactions contemplated hereby, and expressly waives any and all objections it may have as to venue in any such courts. Sepracor further agrees that a summons and complaint commencing an action or proceeding in any of such courts shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address provided in Section 7 of this Agreement or as otherwise provided under the laws of the Commonwealth of Massachusetts. SEPRACOR IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR OTHER PROCEEDING INSTITUTED BY OR AGAINST IT IN RESPECT OF ITS OBLIGATIONS HEREUNDER OR THE TRANSACTIONS CONTEMPLATED HEREBY.


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         IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date first above written.

                                      SEPRACOR INC.


                                      By  /s/ Robert F. Scumaci
                                          -------------------------------------
                                          Name:  Robert F. Scumaci
                                          Title: Senior Vice President



                                      The foregoing Agreement is
                                      hereby accepted:

                                      FLEET NATIONAL BANK


                                      By  /s/ Kimberly A. Martone
                                          -------------------------------------
                                          Name:  Kimberly A. Martone
                                          Title: Vice President